Exhibit 10.1

FOURTH Amendment to

THIRD AMENDED AND RESTATED Credit AGREEMENT

THIS FOURTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of September [__], 2020 (the “Effective Date”), among RIGNET, INC., a Delaware corporation (“Borrower”), certain Subsidiaries of Borrower party hereto, as guarantors (the “Guarantors”), the lenders from time to time party hereto (the “Lenders”), and BANK OF AMERICA, N.A., as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”), Swingline Lender, L/C Issuer and a Lender.

RECITALS

A.Borrower, the Subsidiaries of Borrower party thereto as Guarantors, the Administrative Agent, Swingline Lender, L/C Issuer and Lenders are parties to that certain Third Amended and Restated Credit Agreement dated as of November 6, 2017 (as amended by that certain First Amendment to Third Amended and Restated Credit Agreement dated as of February 13, 2019, as modified by that certain Consent and Waiver to Third Amended and Restated Credit Agreement dated as of May 6, 2019, as amended by that certain Second Amendment to Third Amended and Restated Credit Agreement dated as of June 7, 2019, as amended by that certain Third Amendment and Joinder to Third Amended and Restated Credit Agreement dated as of February 21, 2020 (the “Credit Agreement”, and the Credit Agreement as modified by this Amendment, the “Amended Credit Agreement”)).

B.Borrower has requested that the Administrative Agent and the Lenders amend the Credit Agreement, and the Administrative Agent and the Lenders have agreed to amend the Credit Agreement, subject to the terms and conditions set forth in this Amendment.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agree as follows:

1.Definitions. Unless otherwise defined in this Amendment, each capitalized term used but not otherwise defined herein has the meaning given to such term in the Amended Credit Agreement.

2.Amendments to the Credit Agreement.  On and as of the Effective Date:

(a)Section 1.01 of the Credit Agreement is amended to add the following definitions in appropriate alphabetical order as follows:

“CARES Act” shall mean, the Coronavirus Aid, Relief, and Economic Security Act of 2020 (as such act may be amended) or any other similar program administered by a Governmental Authority (including the SBA) intended to mitigate the impact of the COVID-19 pandemic.

“Qualified Government Debt” shall mean, debt for borrowed money pursuant to the Paycheck Protection Program established under the CARES Act, and any refinancing, refunding, renewal or extension thereof; provided, that any such refinanced, refunded, renewed or extended debt shall have a maturity date no earlier than six (6) months following the Maturity Date (measured as of the date of such refinancing, refunding, renewal or extension), in each case, so long as (i) such debt is unsecured, (ii) Borrower shall promptly provide the Administrative Agent with a copy of all documentation (which shall be reasonably acceptable to the Administrative Agent) evidencing the Qualified Government Debt, (iii) such debt shall be fully forgivable and Borrower will promptly

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submit its application for loan forgiveness for the maximum amount allowed by law at the earliest time permitted by the CARES Act and its lender, and (iv) 100% of the net proceeds of any Qualified Government Debt shall be used only for uses permitted by the CARES Act at the time such proceeds are received and at the time they are used.

“SBA” means the United States Small Business Administration or any Governmental Authority succeeding to any or all of the functions thereof.

(b)The definition of “Consolidated Funded Indebtedness” in Section 1.01 of the Credit Agreement is amended by adding the following sentence at the end of such definition:

Notwithstanding anything to the foregoing, the determination of Consolidated Funded Indebtedness for any Measurement Period prior to and including March 31, 2021 shall not include any Indebtedness incurred as a Qualified Government Debt; provided, that if any portion of any Indebtedness incurred as a Qualified Government Debt is not forgiven in accordance with the CARES Act, such unforgiven portion (i) will not be disregarded for purposes of calculating Consolidated Funded Indebtedness and (ii) will be deemed to have been incurred as Indebtedness as of the date it is determined not to be forgiven.

(c)Section 7.09 of the Credit Agreement is amended by adding the following sentence at the end of such Section to read as follows:

Notwithstanding the foregoing, the prohibitions of clause (a) of this Section 7.09 shall not apply to any provisions or restrictions set forth in any agreement governing Qualified Government Debt.

3.Conditions.  This Amendment shall be effective as of the Effective Date once all of the following conditions precedent have been satisfied or delivered to the Administrative Agent, in each case in form and substance satisfactory to the Administrative Agent:

(a)counterparts of this Amendment, executed by a Responsible Officer of Borrower and Guarantors, and a duly authorized officer of the Administrative Agent and each Lender;

(b)payment to the Administrative Agent’s outside counsel of its legal fees submitted by invoice on or prior to the Effective Date; and

(c)such other documents as the Administrative Agent and/or any Lender may reasonably request or require.

4.Representations and Warranties.  Borrower and each Guarantor represents and warrants to the Administrative Agent and the Lenders on and as of the date hereof that (a) it possesses the requisite power and authority to execute and deliver this Amendment, (b) this Amendment has been duly authorized and approved by the requisite corporate action on the part of Borrower or such Guarantor, (c) no other consent of any Person (other than Agent and the Lenders) that has not been obtained is required for this Amendment to be effective, (d) the execution and delivery of this Amendment does not violate its organizational documents, (e) the representations and warranties in each Loan Document to which it is a party are true and correct in all material respects on and as of the date of this Amendment as though made on the date of this Amendment (except to the extent that such representations and warranties speak to a specific date, in which case such representation or warranty shall be true and correct in all material respects as of such date), (f) after giving effect to this Amendment, it is in compliance with all

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covenants and agreements contained in each Loan Document to which it is a party, (g) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing, (h) that each Loan Document to which it is a party remains in full force and effect and is the legal, valid, and binding obligations of Borrower or such Guarantor enforceable against it in accordance with their respective terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and to general principles of equity and principles of good faith and fair dealing and (i) as of the Effective Date, the information included in any Beneficial Ownership Certification, if applicable, is true and correct in all respects.

5.FATCA. For the purposes of determining withholding Taxes imposed under FATCA, from and after the effective date of this Amendment, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the obligations of the Borrower set forth in the Credit Agreement, as modified by this Amendment, as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

6.Scope of Amendment; Reaffirmation.  Except as expressly modified by this Amendment, all references to the Credit Agreement shall refer to the Amended Credit Agreement.  Except as affected by this Amendment, the Loan Documents are unchanged and continue in full force and effect.  However, in the event of any inconsistency between the terms of the Amended Credit Agreement and any other Loan Document, the terms of the Amended Credit Agreement shall control and such other document shall be deemed to be amended to conform to the terms of the Amended Credit Agreement.

7.Miscellaneous.

(a)Binding Effect.  The Amended Credit Agreement shall be binding upon and inure to the benefit of each of the undersigned and their respective legal representatives, successors and permitted assigns.

(b)No Waiver of Defaults.  This Amendment  does not constitute a waiver of, or a consent to, any present or future violation of or default under, any provision of the Loan Documents, or a waiver of the Administrative Agent’s or any Lender’s right to insist upon future compliance with each term, covenant, condition and provision of the Loan Documents.

(c)Form.  Each agreement, document, instrument or other writing to be furnished the Administrative Agent or any Lender under any provision of this Amendment must be in form and substance reasonably satisfactory to the Administrative Agent.

(d)Headings.  The headings and captions used in this Amendment are for convenience only and will not be deemed to limit, amplify or modify the terms of this Amendment, the Credit Agreement, or the other Loan Documents.

(e)Costs, Expenses and Attorneys’ Fees.  Borrower agrees to pay or reimburse Agent on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of the Administrative Agent’s counsel.

(f)Multiple Counterparts; Electronic Signatures. This Amendment and any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Amendment (each a “Communication”), including Communications required to be in writing, may be in the form of an Electronic Record and may be executed using Electronic Signatures. (including, without limitation, facsimile and .pdf) and

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shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. This Amendment may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Amendment. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrative Agent of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.

(g)Governing Law.  This Amendment and the other Loan Documents shall be construed, and their performance enforced, under Texas law.

8.Entirety.   This Amendment and the other Loan Documents represent the final agreement Among Borrower, Guarantors, Lenders and Agent and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements by the parties.  there are no unwritten oral agreements among the parties.

[Remainder of Page Intentionally Blank.

Signature Pages to Follow.]

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This Amendment is executed as of the Effective Date.

BORROWER:

RIGNET, INC.,

a Delaware corporation

By:/s/ Lee Ahlstrom

Name:Lee Ahlstrom

Title:  Chief Financial Officer

GUARANTORS:

LANDTEL, INC.,

a Delaware corporation

By:/s/ BradEastmanName:Brad Eastman

Title:   Vice President

RIGNET SATCOM, INC.,

a Delaware corporation

By:/s/ Brad Eastman

Name:Brad Eastman

Title: Vice President

LANDTEL COMMUNICATIONS, L.L.C.,

a Louisiana limited liability company

By:/s/ Brad Eastman

Name:Brad Eastman

Title:  Vice President

Signature Page to

Fourth Amendment to Third Amended and Restated Credit Agreement

AUTOMATION-COMMUNICATIONS-ENGINEERING CORPORATION, a Louisiana corporation

By:/s/ Brad Eastman

Name:Brad Eastman

Title:   Vice President

SAFETY CONTROLS, INC.,

a Louisiana corporation

By:/s/ Brad Eastman

Name:Brad Eastman

Title:   Vice President

Signature Page to

Fourth Amendment to Third Amended and Restated Credit Agreement

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By:/s/ Denise Jones

Name:Denise Jones

Title:Vice President

Signature Page to

Fourth Amendment to Third Amended and Restated Credit Agreement

LENDER:

BANK OF AMERICA, N.A.,

as a Lender, L/C Issuer and Swingline Lender

By:/s/ Jameson Burke

Name:Jameson Burke

Title:Senior Vice President

Signature Page to

Fourth Amendment to Third Amended and Restated Credit Agreement

LENDER:

BBVA USA (formerly Compass Bank),

as a Lender

By:/s/ Tom Borsig

Name: /s/ Tom Brosig

Title:Senior Vice President

Signature Page to

Fourth Amendment to Third Amended and Restated Credit Agreement

LENDER:

WOODFOREST NATIONAL BANK,

as a Lender

By:/s/ Susim Shah

Name: Susim Shah

Title: SVP

Signature Page to

Fourth Amendment to Third Amended and Restated Credit Agreement

LENDER:

FIRST HORIZON BANK, as a Lender

By:/s/ Chris O’Brien

Name: Chris O’Brien

Title: Senior Vice President

Signature Page to

Fourth Amendment to Third Amended and Restated Credit Agreement